                                         [PIONEER LOGO]

       PIONEER
       INTEREST SHARES

      SEMIANNUAL REPORT 6/30/01

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         13
      Notes to Financial Statements                                17
      Trustees, Officers and Service Providers                     20

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 6/30/01

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve
     Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

     Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer, we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

     Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging -- in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

     Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

     Respectfully,

     /s/ David Tripple

     David Tripple
     Pioneer Investment Management, Inc.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/01

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

U.S. GOVERNMENT AGENCY OBLIGATIONS               A                     BBB                     BB                 B & LOWER
----------------------------------               -                     ---                     --                 ---------
38                                             15.00                  31.00                   6.00                  10.00

     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

0-1 year 1.3%
1-3 years 15.8%
3-4 years 11.9%
4-6 years 34.5%
6-8 years 17.6%
8+ years 18.9%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Bonds, 8.125%, 8/15/19                          5.97%
        2.  Hydro-Quebec, 9.75%, 1/15/18                                  4.74
        3.  U.S. Treasury Notes, 5.625%, 5/15/08                          4.15
        4.  News America Holdings, Inc., 10.125%, 10/15/12                3.67
        5.  Government National Mortgage Association, 7.0%, 7/15/29       3.40
        6.  USX Corp., 9.375%, 2/15/12                                    3.27
        7.  U.S. Treasury Bonds, 6.25%, 8/15/23                           3.19
        8.  Coastal Corp., 9.625%, 5/15/12                                2.57
        9.  Government National Mortgage Association, 6.5%, 11/20/30      2.56
       10.  Government National Mortgage Association II, 6.5%, 5/20/29    2.52

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/01

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

            NET ASSET VALUE
               PER SHARE                  6/30/01     12/31/00
                                         $12.31     $12.36
             MARKET PRICE
               PER SHARE                  6/30/01     12/31/00
                                         $11.700    $11.250
        DISTRIBUTIONS PER SHARE
(12/31/00 - 6/30/01)                     INCOME     SHORT-TERM     LONG-TERM
                                         DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                         $0.450           -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Credit Index and the Lehman Brothers Aggregate Bond Index.

                                                                        LEHMAN BROTHERS              LEHMAN BROTHERS
                                       PIONEER INTEREST SHARES*          AGGREGATE BOND          GOVERNMENT/CREDIT INDEX
                                       ------------------------         ---------------          -----------------------
6/30/91                                        10000.00                   10000.00                       10000.00
                                               11386.00                   11404.00                       11415.00
6/30/93                                        12714.00                   12748.00                       12918.00
                                               12331.00                   12582.00                       12729.00
6/30/95                                        13970.00                   14161.00                       14355.00
                                               14883.00                   14871.00                       15022.00
6/30/97                                        16375.00                   16083.00                       16185.00
                                               18189.00                   17779.00                       18012.00
6/30/99                                        18635.00                   18338.00                       18499.00
                                               18817.00                   19175.00                       19295.00
6/30/01                                        20359.00                   21328.00                       21444.00

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years       7.37%        7.02%
5 Years        6.47         4.44
1 Year         8.19         2.72

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged measure of the U.S. bond market composed of the Lehman Brothers Government Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01
--------------------------------------------------------------------------------

    The first six months of 2001 provided a positive environment for fixed income investing, with investment-grade corporate bonds and shorter-term securities providing the best relative performance. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Interest Shares' performance during the six-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of Pioneer Interest Shares.

    Q: HOW DID PIONEER INTEREST SHARES PERFORM DURING THE FIRST SIX MONTHS OF 2001?

    A: Performance was solid, reflecting both the strong environment for the corporate bond securities in which we invest, as well as the increasing popularity of fixed income investments during a period of high volatility in the equity markets. Also, the current dividend yield on June 30, 2001, was 7.52%. Throughout the six months, the Fund's market value per share continued to gain in price relative to the actual price of the portfolio, as measured by its net asset value (NAV). As a closed-end fund, Interest Shares trades as an individual security. During the course of the period, the discount of the market price of a share of the Fund, compared to the NAV, shrank from 9.0% to 4.9%. This decline reflected the increased investor demand for Fund shares as well as for fixed-income investments in general. During the six months, the Fund generated a total return of 3.22% at net asset value and 8.04% at market price. In comparison, the Lehman Brothers Aggregate Bond Index returned 3.61%. Total return calculations assume the reinvestment of all distributions.

    Q:  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE SIX
        MONTHS?

    A: We had a very positive environment, especially for higher-rated corporate bonds, during the first six months of 2001. Starting on January 3, 2001 the Federal Reserve moved aggressively to stimulate economic growth by easing monetary policy. The central bank cut the Fed funds rate six different times, by a total of 2.75%, during this period. As other short-term rates also fell, better quality corporate bonds staged a strong rally, outperforming other sectors in the fixed-income market. Lower-rated, high-yielding, corporate bonds, with the exception of bonds from the telecommunications industry, also turned in impressive returns.

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------

    Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES?

    A: We emphasized corporate bonds both because we saw the best relative value in the corporate sector and because corporate bonds tend to offer a yield premium over government securities. At the conclusion of the period on June 30, 2001, approximately 46% of the portfolio was invested in investment-grade corporate bonds, and another 16% was invested in high-yielding, corporate bonds. While we owned some investment-grade bonds in the telecommunications industry, we avoided the industry's high-yield bonds. We increased the Fund's holdings in the banking and finance sector from 6% to 8% of the portfolio, adding names such as BankAmerica, Suntrust Banks, CIT Group, Inc. and Household Finance. As short-term interest rates came down and longer-term yields remained stable or even increased, the ability of banks and finance companies to generate loan profits from the difference between yields increased. In addition, we increased the emphasis on bonds issued by basic materials companies, which also could benefit as interest rates decline and economic growth revives. The Fund did have representation in the telecommunications industry, namely in the form of investment-grade telecommunications bonds from industry-leading companies such as Worldcom, Inc. and Qwest Capital Funding. We believed these companies had the financial strength to survive the shakeout in the industry. We were able to add to these areas as older holdings in the Fund were called back by their issuers.

        We extended the Fund's effective duration, which is a measure of a bond's price sensitivity to changes in interest rates, during the six months, from 4.9 years to about 5.5 years. The rise in long-term interest rates, despite the Fed's aggressive rate cutting, has made long-term bonds attractive, given the continued low level of inflation.

        At the end of the period, average credit quality remained A, as measured by Standard & Poor's -- an independent bond rating agency -- where it was six months ago.

    Q:  WHAT IS YOUR OUTLOOK?

    A: We believe opportunities in non-Treasury securities, particularly corporate bonds, appear attractive. Aggressive action by the federal government, both in monetary policy and fiscal policy, should have their effects. We expect the Federal Reserve's interest-rate cuts to be felt in the economy during the coming months, while the recently enacted tax cuts will result in lower payroll taxes as well as tax-refund checks to consumers, beginning in July 2001. We believe the U.S. economy should slowly strengthen, with

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                      (CONTINUED)

        corporate profits beginning to improve in the next several quarters. Corporate bonds, including high-yield securities, should benefit.

        We think the Fund, with its emphasis on corporate securities, is in a position to do well both on a current yield and on a total return basis. We believe corporate bond investments, with their relatively high income, represent good value, compared to both stocks and to insured bank products, including certificates of deposit. While closed-end bond funds can fluctuate in market price and in net asset value and carry no insurance or government guarantees, we believe their yield advantage makes them very attractive.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                             VALUE
                           CORPORATE BONDS - 62.3%
                           BASIC MATERIALS - 10.8%
                           CHEMICALS - 0.4%
$  350,000   BB/Baa3       Lyondell Chemical Co., 9.875%, 5/1/07               $   350,000
                                                                               -----------
                           CHEMICALS (DIVERSIFIED) - 0.8%
   700,000   B/B2          Huntsman ICI Chemicals LLC, 10.125%, 7/1/09         $   693,000
                                                                               -----------
                           CHEMICALS (SPECIALTY) - 2.3%
 2,000,000   BBB/Baa2      Hanna (M.A.) Co., 9.375%, 9/15/03                   $ 2,105,120
                                                                               -----------
                           CONTAINERS & PACKAGING (PAPER) - 0.7%
   600,000   B/B2          Stone Container, 9.75%, 2/1/11 (144A)               $   610,500
                                                                               -----------
                           IRON & STEEL - 3.3%
 2,500,000   BBB/Baa1      USX Corp., 9.375%, 2/15/12                          $ 2,938,925
                                                                               -----------
                           PAPER & FOREST PRODUCTS - 3.3%
 2,000,000   BBB/Baa3      Bowater, Inc., 9.375%, 12/15/21                     $ 2,135,040
   850,000   BB-/B1        Fibermark Inc., 10.75%, 4/15/11 (144A)                  867,000
                                                                               -----------
                                                                               $ 3,002,040
                                                                               -----------
                           TOTAL BASIC MATERIALS                               $ 9,699,585
                                                                               -----------
                           CAPITAL GOODS - 1.0%
                           ELECTRICAL EQUIPMENT - 0.3%
   300,000   B+/B1         Hadco Corp., 9.5%, 6/15/08                          $   315,000
                                                                               -----------
                           WASTE MANAGEMENT - 0.7%
   600,000   BB/Ba3        Azurix Corp., 10.75%, 6/15/20                       $   603,000
                                                                               -----------
                           TOTAL CAPITAL GOODS                                 $   918,000
                                                                               -----------
                           COMMUNICATION SERVICES - 2.6%
                           CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.5%
   500,000   B/B3          Crown Castle International Corp., 9.5%, 8/1/11      $   445,000
                                                                               -----------
                           TELECOMMUNICATIONS (LONG DISTANCE) - 2.1%
   700,000   BB+/Baa1      Qwest Capital Funding, 7.25%, 2/15/11 (144A)        $   690,382
   400,000   B-/B3         SBA Communications, 12.0%, 3/1/08                       312,000
   900,000   BBB+/A3       Worldcom Inc., 7.5%, 5/15/11                            875,475
                                                                               -----------
                                                                               $ 1,877,857
                                                                               -----------
                           TOTAL COMMUNICATION SERVICES                        $ 2,322,857
                                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                             VALUE
                           CONSUMER CYCLICALS - 7.0%
                           AUTO PARTS & EQUIPMENT - 0.3%
$  325,000   BB+/Ba1       Lear Corp., 7.96%, 5/15/05                          $   327,529
                                                                               -----------
                           BUILDING MATERIALS - 1.2%
   650,000   B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09           $   594,750
   500,000   B+/B1         Nortek, Inc., 9.125%, 9/1/07                            490,000
                                                                               -----------
                                                                               $ 1,084,750
                                                                               -----------
                           PUBLISHING (NEWSPAPERS) - 4.5%
   825,000   BBB/Baa2      Harcourt General Inc., 7.3%, 8/1/97                 $   730,092
 3,000,000   BBB-/Baa3     News America Holdings, Inc., 10.125%, 10/15/12        3,294,090
                                                                               -----------
                                                                               $ 4,024,182
                                                                               -----------
                           RETAIL (DISCOUNTERS) - 1.0%
 1,500,000   B+/B2         Shopko Stores, Inc., 9.25%, 3/15/22*                $   870,000
                                                                               -----------
                           TOTAL CONSUMER CYCLICALS                            $ 6,306,461
                                                                               -----------
                           CONSUMER STAPLES - 7.4%
                           BROADCASTING (CABLE/TELEVISION/RADIO) - 0.6%
   600,000   B+/B2         Charter Comm Holdings LLC., 8.25%, 4/1/07           $   562,500
                                                                               -----------
                           DISTRIBUTORS (FOOD & HEALTH) - 1.8%
   375,000   B-/B3         Fisher Scientific, 9.0%, 2/1/08                     $   371,250
   350,000   B-/B3         Fisher Scientific, 9.0%, 2/1/08                         346,500
   960,000   B/B2          Wesco Distribution, Inc., 9.125%, 6/1/08                912,000
                                                                               -----------
                                                                               $ 1,629,750
                                                                               -----------
                           ENTERTAINMENT - 4.0%
   250,000   B/B3          Premier Parks, Inc., 9.75%, 6/15/07                 $   252,500
 1,500,000   BBB+/Baa1     Time Warner, Inc., 9.15%, 2/1/23                      1,728,090
 1,500,000   A-/A3         Viacom, Inc., 7.875%, 7/30/30                         1,572,735
                                                                               -----------
                                                                               $ 3,553,325
                                                                               -----------
                           FOODS - 1.0%
   900,000   BBB/Baa2      Kellogg Co., 6.6%, 4/1/11 (144A)                    $   879,021
                                                                               -----------
                           TOTAL CONSUMER STAPLES                              $ 6,624,596
                                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                             VALUE
                           ENERGY - 4.8%
                           OIL & GAS (DRILLING & EQUIPMENT) - 1.5%
$  500,000   BB-/Ba3       Key Energy, 8.375%, 3/1/08 (144A)                   $   501,250
   185,000   B+/B1         Parker Drilling Co., 9.75%, 11/15/06                    190,550
   700,000   A-/Baa2       Transocean Sedco Forex, 6.625%, 4/15/11                 688,254
                                                                               -----------
                                                                               $ 1,380,054
                                                                               -----------
                           OIL & GAS (PRODUCTION/EXPLORATION) - 1.6%
 1,000,000   BB/Ba2        Eott Energy Partners LP, 11.0%, 10/1/09             $ 1,082,500
   350,000   BBB-/Baa3     Pure Resources Inc., 7.125%, 6/15/11 (144A)             344,211
                                                                               -----------
                                                                               $ 1,426,711
                                                                               -----------
                           OIL (DOMESTIC INTEGRATED) - 1.7%
 1,400,000   BBB/Baa2      Phillips Petroleum Co., 9.18%, 9/15/21              $ 1,479,142
                                                                               -----------
                           TOTAL ENERGY                                        $ 4,285,907
                                                                               -----------
                           FINANCIALS - 7.2%
                           BANKS (MAJOR REGIONAL) - 1.2%
 1,000,000   A/A2          Suntrust Banks, 7.75%, 5/1/10                       $ 1,065,460
                                                                               -----------
                           BANKS (MONEY CENTER) - 2.1%
 1,100,000   A/Aa3         BankAmerica, 7.4%, 1/15/11                          $ 1,144,847
   750,000   A+/A2         CIT Group Inc., 7.125%, 10/15/04                        773,138
                                                                               -----------
                                                                               $ 1,917,985
                                                                               -----------
                           CONSUMER FINANCE - 3.4%
 1,000,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08         $   915,000
 1,050,000   A/A2          Ford Motor Credit Co., Inc., 9.14%, 12/30/14          1,112,832
 1,000,000   A/A2          Household Finance, 6.5%, 1/24/06                      1,013,731
                                                                               -----------
                                                                               $ 3,041,561
                                                                               -----------
                           FINANCIAL (DIVERSIFIED) - 0.5%
   465,000   BB-/Ba3       Forest City Enterprises, 8.5%, 3/15/08              $   451,050
                                                                               -----------
                           TOTAL FINANCIALS                                    $ 6,476,056
                                                                               -----------
                           HEALTH CARE - 2.2%
                           HEALTH CARE (DIVERSIFIED) - 0.5%
   366,000   B+/B1         King Pharmaceutical Inc., 10.75%, 2/15/09           $   398,940
                                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                             VALUE
                           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) -  1.7%
$1,000,000   BB+/Baa3      Beckman Instruments, Inc., 7.05%, 6/1/26            $ 1,020,110
   500,000   B/B2          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07            540,000
                                                                               -----------
                                                                               $ 1,560,110
                                                                               -----------
                           TOTAL HEALTH CARE                                   $ 1,959,050
                                                                               -----------
                           TECHNOLOGY - 3.1%
                           COMMUNICATIONS EQUIPMENT - 0.7%
   564,000   B+/B1         L-3 Communications Holdings Corp., 8.5%, 5/15/08    $   572,460
                                                                               -----------
                           COMPUTER (HARDWARE) - 0.5%
   425,000   BBB+/Baa1     Sun Microsystems, Inc., 7.65%, 8/15/09              $   430,801
                                                                               -----------
                           ELECTRONICS (SEMICONDUCTORS) - 0.9%
   850,000   B/B2          Fairchild Semiconductors, 10.375%, 10/1/07          $   822,375
                                                                               -----------
                           SERVICES (COMPUTER SYSTEMS) - 1.0%
 1,000,000   A/A2          Computer Science Corp., 6.25%, 3/15/09              $   924,430
                                                                               -----------
                           TOTAL TECHNOLOGY                                    $ 2,750,066
                                                                               -----------
                           TRANSPORTATION - 3.5%
                           AIRLINES - 3.5%
 2,000,000   BBB-/Baa3     AMR Corp., 9.88%, 6/15/20                           $ 2,127,520
   515,000   BB+/Ba1       United Air Lines, 10.25%, 7/15/21                       516,555
  500,0001   BB+/Ba1       United Air Lines, 10.67%, 5/1/04                        525,420
                                                                               -----------
                           TOTAL TRANSPORTATION                                $ 3,169,495
                                                                               -----------
                           UTILITIES - 12.7%
                           ELECTRIC COMPANIES - 7.1%
   300,000   BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09                     $   279,609
   950,000   BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05                    982,576
 4,000,000   A+/A2         Hydro-Quebec, 9.75%, 1/15/18                          4,258,880
   800,000   BBB/Baa2      NiSource, Inc., 7.875%, 11/15/10                        847,320
                                                                               -----------
                                                                               $ 6,368,385
                                                                               -----------
                           NATURAL GAS - 5.1%
 2,000,000   BBB/Baa2      Coastal Corp., 9.625%, 5/15/12                      $ 2,303,380
 2,000,000   BBB+/Baa1     Colorado Interstate Gas Co., 10.0%, 6/15/05           2,226,900
                                                                               -----------
                                                                               $ 4,530,280
                                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                             VALUE
                           POWER PRODUCERS (INDEPENDENT) - 0.5%
$  500,000   BB/Ba1        AES Corp., 8.875%, 2/15/11                          $   487,500
                                                                               -----------
                           TOTAL UTILITIES                                     $11,386,165
                                                                               -----------
                           TOTAL CORPORATE BONDS
                           (Cost $55,704,998)                                  $55,898,238
                                                                               -----------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 37.7%
   888,299                 Federal Home Loan Bank, 7.0%, 11/1/30               $   894,552
 1,241,806                 Federal Home Loan Mortgage Corporation, 6.5%,
                           4/15/28                                               1,246,935
 1,910,653                 Federal National Mortgage Association, 6.5%,
                           10/1/30 - 1/1/31                                      1,881,974
    63,604                 Federal National Mortgage Association, 8.0%,
                           7/1/30                                                   65,724
 4,522,395                 Government National Mortgage Association II, 6.5%,
                           5/20/28 - 5/20/29                                     4,468,917
 2,570,196                 Government National Mortgage Association, 6.5%,
                           5/15/29 - 11/20/30                                    2,538,778
 6,732,667                 Government National Mortgage Association, 7.0%,
                           8/15/28 - 3/15/31                                     6,807,314
 1,545,811                 Government National Mortgage Association, 7.5%,
                           11/15/29                                              1,586,868
 2,750,000                 U.S. Treasury Bonds, 6.25%, 8/15/23                   2,862,998
 4,300,000                 U.S. Treasury Bonds, 8.125%, 8/15/19                  5,359,950
   400,000                 U.S. Treasury Notes, 5.375%, 2/15/31                    379,248
 3,650,000                 U.S. Treasury Notes, 5.625%, 5/15/08                  3,726,103
 2,000,000                 U.S. Treasury Notes, 5.75%, 8/15/10                   2,046,780
                                                                               -----------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $33,364,519)                                  $33,866,141
                                                                               -----------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $89,069,517)(a)(b)                            $89,764,379
                                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933.
     Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $3,892,364 or 4.27% of total net assets.



(a) At June 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $89,222,256 was as follows:



                           Aggregate gross unrealized gain for all
                           investments in which there is an excess of value
                           over tax cost                                       $ 2,200,060
                                                                               -----------
                           Aggregate gross unrealized loss for all
                           investments in which there is an excess of tax
                           cost over value                                     $(1,657,937)
                                                                               -----------
                           Net unrealized gain                                 $   542,123
                                                                               -----------
(b) At December 31, 2000, the Fund had a capital loss carryforward of $10,930,622 which will expire between 2002 and 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the period ended June 30, 2001 were as follows:

                                                               PURCHASES        SALES
                                                              $  7,865,226   $  8,513,034
Long-term U.S. Government
                                                                12,338,880     10,980,092
Other Long-term Securities

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     BALANCE SHEET 6/30/01 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (cost $89,069,517)        $ 89,764,379
     Receivables --
        Interest                                                     1,672,096
     Other                                                                 734
                                                                  ------------
           Total assets                                           $ 91,437,209
                                                                  ------------
  LIABILITIES:
     Due to bank                                                  $    307,091
     Due to affiliates                                                  41,515
     Accrued expenses                                                   21,875
                                                                  ------------
           Total liabilities                                      $    370,481
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,112,095
     Accumulated net investment loss                                  (529,845)
     Accumulated net realized loss on investments                  (12,210,384)
     Net unrealized gain on investments                                694,862
                                                                  ------------
           Total net assets                                       $ 91,066,728
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.31
                                                                  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 6/30/01

 INVESTMENT INCOME:
    Interest                                                                    $3,571,393
                                                                                ----------
 EXPENSES:
    Management fees                                              $286,644
    Transfer agent fees                                             9,645
    Administrative fees                                            15,620
    Custodian fees                                                 13,555
    Printing                                                       11,482
    Professional fees                                              10,795
    Fees and expenses of nonaffiliated trustees                     9,136
    Miscellaneous                                                  14,939
                                                                 --------
          Total expenses                                                        $  371,816
                                                                                ----------
                Net investment income                                           $3,199,577
                                                                                ----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                            $ (879,666)
    Change in net unrealized loss on investments                                   694,216
                                                                                ----------
       Net loss on investments                                                  $ (185,450)
                                                                                ----------
       Net increase in net assets resulting from operations                     $3,014,127
                                                                                ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                                               SIX MONTHS
                                                                  ENDED
                                                                 6/30/01     YEAR ENDED
                                                               (UNAUDITED)    12/31/00
 FROM OPERATIONS:
 Net investment income                                         $ 3,199,577   $ 6,899,419
 Net realized loss on investments                                 (879,666)   (2,847,914)
 Change in net unrealized gain (loss) on investments               694,216     2,585,566
                                                               -----------   -----------
    Net increase in net assets resulting from operations       $ 3,014,127   $ 6,637,071
                                                               -----------   -----------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income ($0.45 and $0.93 per share,
   respectively)                                               $(3,327,762)  $(6,877,365)
                                                               -----------   -----------
  Total distributions to shareowners                           $(3,327,762)  $(6,877,365)
                                                               -----------   -----------
    Net decrease in net assets                                 $  (313,635)  $  (240,294)
 NET ASSETS:
 Beginning of period                                            91,380,363    91,620,657
                                                               -----------   -----------
 End of period (including accumulated undistributed net
  investment income (loss) of $(529,845) and $78,084,
  respectively)                                                $91,066,728   $91,380,363
                                                               ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                        ENDED
                                                     6/30/01(a)    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of period                   $ 12.36      $ 12.39      $  13.62     $  13.74     $  13.40     $ 13.67
                                                       -------      -------      --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.43      $  0.93      $   0.96     $   1.04     $   1.06     $  1.07
 Net realized and unrealized gain (loss) on
   investments                                           (0.03)       (0.03)        (1.24)       (0.12)        0.36       (0.29)
                                                       -------      -------      --------     --------     --------     -------
 Net increase (decrease) from investment operations    $  0.40      $  0.90      $  (0.28)    $   0.92     $   1.42     $  0.78
Distributions to shareowners:
 Net investment income                                   (0.45)       (0.93)        (0.95)       (1.04)       (1.07)      (1.05)
 In excess of net investment income                         --           --            --           --        (0.01)         --
                                                       -------      -------      --------     --------     --------     -------
Net increase (decrease) in net asset value             $ (0.05)     $ (0.03)     $  (1.23)    $  (0.12)    $   0.34     $ (0.27)
                                                       -------      -------      --------     --------     --------     -------
Net asset value, end of period                         $ 12.31      $ 12.36      $  12.39     $  13.62     $  13.74     $ 13.40
                                                       =======      =======      ========     ========     ========     =======
Market value, end of period                            $11.700      $11.250      $ 10.250     $ 13.563     $ 14.000     $12.875
Total return*                                             8.04%       19.49%       (17.96)%       4.66%       17.83%       3.27%
Ratio of net expenses to average net assets+              0.81%**      0.79%         0.88%        0.80%        0.87%       0.99%
Ratio of net investment income to average net
 assets+                                                  6.98%**      7.55%         7.28%        7.53%        7.81%       7.94%
Portfolio turnover rate                                     43%**        48%           59%          51%          27%         28%
Net assets, end of period (in thousands)               $91,067      $91,380      $ 91,621     $100,567     $101,192     $98,500
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           0.81%**      0.79%         0.88%        0.80%        0.87%       0.98%
   Net investment income                                  6.98%**      7.55%         7.28%        7.53%        7.81%       7.95%

  * Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each period.
 ** Annualized
  + Ratios assuming no reduction for fees paid indirectly.
(a) As discussed in Note 5, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 7.08% to 6.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 5). Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

       tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

     PIONEER INTEREST SHARES

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $51,420 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneer Investment Management Shareholder Services (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $9,905 in transfer agent fee due from PIMSS at June 30, 2001.

    4. EXPENSE REDUCTIONS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, there were no expense reductions under such arrangements.

    5. CHANGE IN ACCOUNTING PRINCIPLE

    Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $479,744 reduction in cost of securities and a corresponding $479,744 increase in net unrealized gains based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $46,463, decrease change in net unrealized gains by $84,644 and decrease net realized loss by $131,107. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneer Investment Management Shareholder Services, Inc.

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    ChaseMellon Shareholder Services

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

      HOW TO CONTACT PIONEER

    We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

    YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

      FOR                                          WRITE TO
      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915
      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916
      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917
      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912
      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

[Pioneer Logo]

PIONEER INVESTMENT MANAGEMENT, INC.                                10293-00-0801

60 STATE STREET                              (c) PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                    [RECYCLE LOGO] PRINTED ON RECYCLED PAPER